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    Supplement to Prospectus for Phoenix Spectrum Edge(R)+ Variable Annuity
                       PHL Variable Accumulation Account

This supplement should be read with the May 1, 2008 prospectus as amended and redated by the August 8, 2008 supplement, along with any other supplements.

           The following changes are effective on November 17, 2008

As described in this supplement, and in addition to all existing restrictions, the following investment options are now closed to investment for the Optional Benefit riders noted:

.. Phoenix-Ibbotson Strategic Asset Allocation (Phoenix-Ibbotson Strategic Asset
  Allocation Aggressive model not available with the Guaranteed Minimum Accumulation Benefit ("GMAB") rider if you applied for your contract on or after November 17, 2008), and.

.. Phoenix-Ibbotson Strategic Asset Allocation (Phoenix-Ibbotson Strategic Asset
  Allocation Moderately Aggressive model not available with the Phoenix
  Flexible Withdrawal Protector if you applied for your contract on or after November 17, 2008)

The section called "Additional Programs" along with the sub-sections called "Asset Allocation and Strategic Programs", "Selecting a Program and Option-Contracts without Optional Guaranteed Benefits " and "Selecting a Program and Option-Contracts with Optional Guaranteed Benefits" " (as revised and renamed, in part, by supplement dated August 8, 2008), beginning on page 16 are hereby deleted and replaced with the following:

Additional Programs

If you have any Optional Benefit other than Guaranteed Minimum Income Benefit
(GMIB) attached to your contract, you must elect and continue to participate in a single approved asset allocation program or the Optional Benefit will terminate. All initial and subsequent premium payments and Contract Value must be allocated to your chosen program beginning on the date your chosen rider is effective, which currently must be the contract date. There is no charge to participate in any approved program. We do not currently but may in the future vary the fee for the Phoenix Flexible Withdrawal Protector based on the asset allocation program selected.

Provided that you do not have any Optional Benefit riders attached to your contract, you may elect any of the additional programs described below at any time and at no charge.

We may discontinue, modify or amend these programs as well as offer new programs or change the programs that are approved for use with the Optional Benefits in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The asset allocation and strategic programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal). We currently offer several asset allocation programs many of which are approved for use with the Optional benefits. Information about the programs we currently offer and whether each is approved for use with an Optional benefit is provided below.

For ease of reference throughout this section, we refer to the asset allocation and strategic programs described, simply as "programs", and we refer to the asset allocation options available within the programs, as "options". We do not charge for participating in the programs or their options. You may participate in only one asset allocation program at a time and your ability to use an asset allocation program with Asset Rebalancing and Dollar Cost Averaging or Enhanced Dollar Cost Averaging is limited as described in "Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs." Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option within a program, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option-Contracts without Optional Benefits

If you have not elected an Optional benefit for your contract, you are not required to elect an asset allocation program but may do so if you wish. If you are interested in electing a program, you should consult with your registered representative to discuss your choices. For

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certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options.

When you participate in a program, all of your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You may, at any time, switch your current program or option, and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. You may cancel your participation in a program at any time, and later re-enroll in a program by contacting our Annuity Operations Division. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Annuity Operations Division at the address shown on the first page of your prospectus.

Selecting a Program and Option-Contracts with Optional Benefits

If you purchase a contract with an Optional Benefit, other than the Guaranteed Minimum Income Benefit (GMIB), you must select one of the approved programs through which to allocate your premium payments and Contract Value. When you participate in one of the approved programs all your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may, at any time, switch your current program or option to another approved program and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. If we are then charging different fees for Optional Benefits based on the approved asset allocation program you select, changing programs or options may change the fee for the Optional Benefit on your contract.

Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause your Optional Benefit to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate an Optional Benefit.

We currently offer the programs listed below. Except as noted, these programs are approved programs for use with the Optional Benefits.

.. Franklin Templeton Founding Investment Strategy, and

.. Phoenix-Ibbotson Strategic Asset Allocation (Phoenix-Ibbotson Strategic Asset
  Allocation Aggressive Portfolio not available with Phoenix Flexible
  Withdrawal Protector and, if you applied for your contract on or after November 17, 2008, not available with the GMAB rider. Phoenix-Ibbotson Strategic Asset Allocation Moderately Aggressive model not available with the Phoenix Flexible Withdrawal Protector if you applied for your contract on or after November 17, 2008)

A brief description of each program follows.

.. Franklin Templeton Founding Investment Strategy

     Through the Franklin Templeton Founding Investment Strategy, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.
        .   Franklin Income Securities Fund - 34%
        .   Mutual Shares Securities Fund - 33%
        .   Templeton Growth Securities Fund - 33%

.. Phoenix-Ibbotson Strategic Asset Allocation

     PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:
        . Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.
        . Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.
        . Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.
        . Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.
        . Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

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On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (Contract Value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

.. Phoenix Dynamic Asset Allocation Series-Closed to new investment effective March 24, 2008

     The Phoenix Dynamic Asset Allocation Series are "funds of funds" that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to maintain adherence to predetermined asset classifications based on the risk profile for the series. The following options were approved for use and available for contracts issued prior to March 24, 2008:
        .   Phoenix Dynamic Asset Allocation Series: Moderate
        .   Phoenix Dynamic Asset Allocation Series: Moderate Growth
        .   Phoenix Dynamic Asset Allocation Series: Growth
        .   Phoenix Dynamic Asset Allocation Series: Aggressive Growth

               PLEASE KEEP THIS INFORMATION WITH YOUR PROSPECTUS

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